                                                                   Exhibit 99.04

                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3

                -----------------------------------------------

                Monthly Period:                     10/01/96 to
                                                    10/31/96
                Distribution Date:                  11/15/96
                Transfer Date:                      11/14/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.

     1.  The total amount of the distribution
         to Certificateholders per $1,000
         original certificate principal amount                       $4.84375000

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount                                $4.84375000

     3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
         $1,000 original certificate principal amount                $0.00000000

MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                        Series 1993-3
Page 2


B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------
     1.  Collection of Principal Receivables.
         -----------------------------------
         The aggregate amount of Collections of Principal Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                Principal Collection Rate         $ Amount
                           -----------------------------------------------------
                                                    10.67%        $79,999,387.58

    2.   Collection of Finance Charge Receivables.
         ----------------------------------------
         The aggregate amount of Collections of Finance Charge
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                     Finance Charge Yield         $ Amount
                           -----------------------------------------------------
                Periodic Finance Charges             16.57%       $10,354,021.65
                Discount Receivables                  1.68%        $1,053,689.99
                                                      -----        -------------
                 Total                               18.25%       $11,407,711.64

     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)    The aggregate amount of Principal
                Receivables in the Trust as of the last
                day of the Collection Period                  $16,892,367,448.16

         (b)(1) Invested Amount as of the last day
                of the Collection Period                         $750,000,000.00

            (2) The CCA Amount as of the last day of the
                Collection Period                                          $0.00

         (c)(1) The Floating Investor Percentage: The
                Invested Amount plus the CCA Amount set forth
                in paragraph 3(b) above as a percentage of the
                aggregate amount of Principal Receivables set
                forth in paragraph 3(a) above (finance charge
                & defaults)                                               4.440%

            (2) The Floating Investor Percentage: The Invested
                Amount as a percentage of the aggregate amount
                of Principal Receivables (principal collections)         4.440%

         (d)    During the Amortization Period: The Invested
                Amount plus the CCA Amount as of _______
                (the last day of the Revolving Period)                      N/A

MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                            Series 1993-3
Page 3

        (e)     The Fixed/Floating Allocation Percentage: The
                Amount set forth in paragraph 3(d) above as a
                percentage of the aggregate amount of Principal
                Receivables set forth in paragraph 3(a) above               N/A

    4.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the
        Accounts which were delinquent as of the end of the day
        on the last day of the Collection Period                  Aggregate
                                           % of Total              Account
                                          Outstandings             Balance
                                   ---------------------------------------------

        (a)     35 - 64 days                       2.00%       $347,434,513.80
        (b)     65 - 94 days                       1.21%       $211,270,234.43
        (c)     95 - 124 days                      0.92%       $160,220,603.53
        (d)     125 - 154 days                     0.70%       $122,449,636.97
        (e)     155 or more days                   1.16%       $199,994,148.35
                                   ---------------------------------------------
                           Total                   5.99%     $1,041,369,137.08
                                   =============================================

    5.  Monthly Investor Default Amount.
        -------------------------------

        (a)     The aggregate amount of all defaulted
                Principal Receivables written off as
                uncollectible during the Collection Period
                allocable to the Invested Amount Amount
                (the "Monthly Investor Default Amount")          $3,334,439.89



    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a)     The aggregate amount of Investor Charge-Offs             $0.00
                during the Collection Period

        (b)     The amounts set forth in paragraph 6(a) above,
                per $1,000 original certificate principal
                amount (which will have the effect of reducing,
                pro rata, the amount of each Certificateholder's
                investment)                                              $0.00

        (c)     The aggregate amount of Investor Charge-
                Offs reimbursed on the Transfer Date                     $0.00

        (d)     The amount set forth in paragraph 6(c) above,
                per $1,000 interest (which will have the effect
                of increasing, pro rata, the amount of each
                Certificateholder's investment)                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1993-3
Page 4


    7.  Investor Servicing Fee.
        -----------------------

        The amount of the Investor Monthly Servicing Fee
        payable by the Trust to the Servicer for the
        Collection Period                                            $937,500.00




    8.  Withdrawal from Cash Collateral Account.
        ----------------------------------------

        The amount to be withdrawn from Cash Collateral Account.
        on the related Distribution date.                                  $0.00


    9.  Cash Collateral Amount.
        -----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                Total                             $97,500,000.00


        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                Total                             $97,500,000.00


    10. Funds on Deposit in Cash Collateral Account
        -------------------------------------------

        The aggregate amount of funds on deposit in the Cash
        Collateral Account pursuant to Section 2.11(a)(viii)
        of the Amended Loan Agreement on such Distribution Date    $7,500,000.00


    11. Series 1993-3 Guaranty Amount
        -----------------------------

        (a)     The Available Series 1993-3 Guaranty Amount
                on such Distribution Date                         $15,000,000.00

        (b)     The Required Series 1993-3 Guaranty Amount
                on such Distribution Date                         $15,000,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-3
Page 5



    12. The Available Series 1993-3 Loan Amount
        ---------------------------------------

        The Available Series 1993-3 Loan Amount
        on such Distribution Date                                 $75,000,000.00


    13. The Economic Payout Amount
        --------------------------

        The Economic Payout Amount, if any, for such
        Distribution Date                                                  $0.00



    14. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the
        amount of the Investor Interest on the last day of
        the Collection Period to the amount of the Investor
        Interest as of the Closing Date). The amount of a
        Certificateholder's pro rata share of the Investor
        Participation Amount can be determined by multiplying
        the original denomination of the holder's Certificate
        by the Pool Factor
                                                                      1.00000000


    15. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period                12.92%


    16. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                       7.63%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President